ibdroot\projects\IBD-NY\burger2025\973442_1\Presentations\05. Investor Presentation\PPT\Express_2.0_v2 - From FITB_v01.pptx Exhibit 99.2 A Partnership for Now and the Future Fifth Third Investor Presentation October 6, 2025 1

ibdroot\projects\IBD-NY\burger2025\973442_1\Presentations\05. Investor Presentation\PPT\Express_2.0_v2 - From FITB_v01.pptx Disclaimer FORWARD-LOOKING STATEMENTS This communication contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “achieve,” “anticipate,” “assume,” “believe,” “could,” “deliver,” “drive,” “enhance,” “estimate,” “expect,” “focus,” “future,” “goal,” “grow,” “guidance,” “intend,” “may,” “might,” “plan,” “position,” “potential,” “predict,” “project,” “opportunity,” “outlook,” “should,” “strategy,” “target,” “trajectory,” “trend,” “will,” “would,” and other similar words and expressions or the negative of such terms or other comparable terminology. Forward-looking statements include, but are not limited to, statements about our business strategy, goals and objectives, projected financial and operating results, including outlook for future growth, and future common share dividends, common share repurchases and other uses of capital. These statements are not historical facts, but instead represent our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. Comerica Incorporated’s (“Comerica”) and Fifth Third Bancorp’s (“Fifth Third”) actual results and financial condition may differ materially from those indicated in these forward-looking statements. Important factors that could cause Comerica’s and Fifth Third’s actual results, financial condition and predictions to differ materially from those indicated in such forward-looking statements include, in addition to those set forth in our and Fifth Third’s filings with the U.S. Securities and Exchange Commission (the “SEC”): (1) the risk that the cost savings and synergies from the merger of Comerica with Fifth Third (the “Transaction”) may not be fully realized or may take longer than anticipated to be realized; (2) the failure of the closing conditions in the merger agreement between Comerica and Fifth Third providing for the Transaction to be satisfied, or any unexpected delay in closing the Transaction or the occurrence of any event, change or other circumstances, including the impact and timing of any government shutdown, that could delay the Transaction or could give rise to the termination of the merger agreement; (3) the outcome of any legal or regulatory proceedings or governmental inquiries or investigations that may be currently pending or later instituted against Comerica, Fifth Third or the combined company; (4) the possibility that the Transaction does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed Transaction); (5) the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Comerica and Fifth Third operate; (6) disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction; (7) the costs associated with the anticipated length of time of the pendency of the Transaction, including the restrictions contained in the definitive merger agreement on the ability of Comerica or Fifth Third to operate its business outside the ordinary course during the pendency of the Transaction; (8) risks related to management and oversight of the expanded business and operations of the combined company following the closing of the proposed Transaction; (9) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (10) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (11) reputational risk and potential adverse reactions of Comerica or Fifth Third customers, employees, vendors, contractors or other business partners, including those resulting from the announcement or completion of the Transaction; (12) the dilution caused by Fifth Third’s issuance of additional shares of its common stock in connection with the Transaction; (13) a material adverse change in the condition of Comerica or Fifth Third; (14) the extent to which Comerica’s or Fifth Third’s businesses perform consistent with management’s expectations; (15) Comerica’s and Fifth Third’s ability to take advantage of growth opportunities and implement targeted initiatives in the timeframe and on the terms currently expected; (16) the inability to sustain revenue and earnings growth; (17) the execution and efficacy of recent strategic investments; (18) the timing and impact of Comerica’s Direct Express transition; (19) the impact of macroeconomic factors, such as changes in general economic conditions and monetary and fiscal policy, particularly on interest rates; (20) changes in customer behavior; (21) unfavorable developments concerning credit quality; (22) declines in the businesses or industries of Comerica’s or Fifth Third’s customers; (23) the possibility that the combined company is subject to additional regulatory requirements as a result of the proposed Transaction of expansion of the combined company’s business operations following the proposed Transaction; (24) general competitive, political and market conditions and other factors that may affect future results of Comerica and Fifth Third including changes in asset quality and credit risk; (25) security risks, including cybersecurity and data privacy risks, and capital markets; (26) inflation; (27) the impact, extent and timing of technological changes; (28) capital management activities; (29) competitive product and pricing pressures; (30) the outcomes of legal and regulatory proceedings and related financial services industry matters; and (31) compliance with regulatory requirements. Any forward-looking statement made in this communication is based solely on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except to the extent required by law. These and other important factors, including those discussed under “Risk Factors” in Comerica’s Annual Report on Form 10-K for the year ended December 31, 2024 (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000028412/000002841225000108/cma- 20241231.htm), and in Fifth Third’s Annual Report on Form 10-K for the year ended December 31, 2024 (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000035527/000003552725000079/fitb-20241231.htm), as well as Comerica’s and Fifth Third’s subsequent filings with the SEC, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, Comerica and Fifth Third disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. 2 ibdroot\projects\IBD-NY\burger2025\973442_1\Presentations\05. Investor Presentation\PPT\Express_2.0_v2 - From FITB_v01.pptx Disclaimer (continued) ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT Fifth Third intends to file a registration statement on Form S-4 with the SEC to register the shares of Fifth Third common stock that will be issued to Comerica stockholders in connection with the proposed Transaction. The registration statement will include a joint proxy statement of Comerica and Fifth Third that also constitutes a prospectus of Fifth Third. The definitive joint proxy statement/prospectus will be sent to the stockholders of Comerica and shareholders of Fifth Third in connection with the proposed Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING COMERICA, FIFTH THIRD, THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Comerica or Fifth Third through the website maintained by the SEC at https://www.sec.gov or by contacting the investor relations department of Comerica or Fifth Third at: Comerica Inc. Fifth Third Bancorp Comerica Bank Tower 38 Fountain Square Plaza 1717 Main Street, MC 6404 MD 1090FV Dallas, TX 75201 Cincinnati, OH 45263 Attention: Investor Relations Attention: Investor Relations InvestorRelations@comerica.com IR@53.com (833) 571-0486 (866) 670-0468 Before making any voting or investment decision, investors and security holders of Comerica and Fifth Third are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed Transaction. Free copies of these documents may be obtained as described above. PARTICIPANTS IN THE SOLICITATION Comerica, Fifth Third and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Comerica and shareholders of Fifth Third in connection with the Transaction under the rules of the SEC. Information regarding the directors and executive officers of each of Comerica and Fifth Third is set forth in (i) Comerica’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings entitled “Information about Nominees and Other Directors”, “Director Independence”, “Transactions with Related Persons”, “Compensation Committee Interlocks and Insider Participation”, “Compensation of Directors”, “Proposal 3 Submitted for your Vote – Non-Binding, Advisory Proposal Approving Executive Compensation”, “Pay Versus Performance”, “Pay Ratio Disclosure” and “Security Ownership of Management”, which was filed with the SEC on March 17, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000028412/000002841225000135/cma-20250313.htm, and (ii) Fifth Third’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings entitled “Board of Directors Compensation”, “Compensation Discussion and Analysis”, “Human Capital and Compensation Committee Report”, “Compensation of Named Executive Officers”, “CEO Pay Ratio”, “Pay vs Performance”, “Company Proposal No. 2: Advisory Vote on Compensation of Named Executive Officers (Item 3 on Proxy Card)” and “Compensation Committee Interlocks and Insider Participation”, which was filed with the SEC on March 4, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000035527/000119312525045653/d901598ddef14a.htm. To the extent holdings of each of Comerica’s or Fifth Third’s securities by its directors or executive officers have changed since the amounts set forth in Comerica’s or Fifth Third’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=35527&owner=exclude, and at https://www.sec.gov/edgar/browse/?CIK=28412&owner=exclude. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents through the website maintained by the SEC at https://www.sec.gov. NO OFFER OR SOLICITATION This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. 3 ibdroot\projects\IBD-NY\burger2025\973442_1\Presentations\05. Investor Presentation\PPT\Express_2.0_v2 - From FITB_v01.pptx Combination positioned to drive growth Creating the th 9 Largest U.S. Bank¹ Assets² Loans² Deposits² $288B $174B $224B Now: A compelling strategic transaction Within 2 years: An even more stable and profitable company Long-term: A platform for growth Source: S&P Capital IQ, FactSet, FITB filings and management and CMA filings. Financial data as of June 30, 2025. ¹Based on total assets. Ranking consists of US commercial banks and excludes foreign, trust, and traditional investment banks; ²Pro forma balance sheet metrics as of June 30, 2025 and 4 exclude purchase accounting adjustments for illustrative purposes.

ibdroot\projects\IBD-NY\burger2025\973442_1\Presentations\05. Investor Presentation\PPT\Express_2.0_v2 - From FITB_v01.pptx Leveraging franchise strengths for value creation Now: A compelling Within 2 years: An even more Long term: strategic transaction stable and profitable company A platform for growth Accelerates our strategy Further boosts stability and profitability Market leadership and expansion • Drives density and granularity in • 19%+ ROTCE¹ — 200+ bps • Fortress #2 position in our Midwest core and high growth markets improvement markets — top 4 in all our Midwest states² • Expands presence in the fastest- • Clear path to top 5 locational share in • Efficiency ratio¹ in the low-to-mid 50s — growing U.S. markets high-growth Southeast and Texas 200+ bps improvement markets³ — operating in 17 of the 20 • Strengthens and scales high-ROE, Broader, more resilient business mix fastest-growing large MSAs⁴ recurring fee platforms • Well-diversified in business lines, Transformational growth potential Superior financial outcomes geographies, and fees • Creates a national middle market banking • No tangible book value per share • More granular loan portfolio powerhouse with specialty verticals dilution — immediate “cash-on-cash” • Durable, recurring revenue from scaled return of investment • Two $1B+ high-growth, recurring revenue fee businesses • 22% IRR with identified and engines: Commercial Payments and achievable expense synergies — Wealth and Asset Management superior to organic alternatives We have the proven expertise and track record to deliver on this compelling strategic opportunity 1 Source: S&P Capital IQ, FactSet, FDIC, FITB filings and management and CMA filings. Branch and deposit data per June 2025 FDIC Summary of Deposits. Pro forma impact is presented for illustrative purposes only. Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 26-28 of the 2Q25 earnings release. Pro forma metrics are based on 2027E consensus estimates and incorporate all transaction adjustments; ²Rankings are on a capped basis (deposits per branch capped at $250MM); ³Location share based on June 2025 branch counts and management projections for de novo builds; ⁴MSAs 5 with populations greater than 500,000 ranked by percent population growth (2020-2024) per US Census Bureau.

ibdroot\projects\IBD-NY\burger2025\973442_1\Presentations\05. Investor Presentation\PPT\Express_2.0_v2 - From FITB_v01.pptx Key transaction terms • 100% common stock No TBV • Fixed exchange ratio of 1.8663 shares of Fifth Third for each Comerica share Structure and • Purchase price of $82.88 based on Fifth Third share price as of market close on October 3, consideration¹ dilution 2025, representing a 20% premium to Comerica’s 10-day VWAP • Pro forma ownership of 73% Fifth Third / 27% Comerica • Aggregate consideration of $10.9 billion 22% IRR Transaction metrics • Price/TBVPS of 1.73x – Price/Marked TBVPS of 1.75x² with no revenue • Price/2026E of 15.4x – Price/Synergized 2026E of 7.9x³ synergies • Expense synergies (pretax) of $850 million representing 35% of Comerica’s projected noninterest expense base Key assumptions • One-time costs of 1.5x synergies recognized at close • No revenue synergies modeled 9% EPS Accretion • Curt Farmer to be Vice Chair Leadership and • Peter Sefzik to be head of Wealth and Asset Management 2027E community • Continuing long-standing support of Michigan and Texas communities • Contingent on shareholder approvals for both Fifth Third and Comerica Approvals and • Contingent on customary regulatory approvals $6.5B closing • Anticipated closing end of first quarter 2026 in capitalized value from expense synergies⁴ 1 Source: S&P Capital IQ, FactSet, FITB filings and management and CMA filings. Financial data as of June 30, 2025. Pro forma impact is presented for illustrative purposes only. See appendix for Transaction assumptions and EPS impact. Based on Fifth Third closing share price on October 3, 2025 of 2 3 4 $44.41; Includes both credit and interest rate related purchase accounting adjustments; Synergized EPS includes impact from ~$850MM pre-tax fully phased-in cost savings in 2026; Capitalized value of synergies assumes P-T synergies of $850MM; calculated as A-T synergies multiplied by 11.8x P/E net 6 of total A-T restructuring costs of $949MM. Assumes 25% tax rate.

ibdroot\projects\IBD-NY\burger2025\973442_1\Presentations\05. Investor Presentation\PPT\Express_2.0_v2 - From FITB_v01.pptx Stability: Deliberately engineered for through-the-cycle outperformance 1 1 1 Loans Deposits Fees Consumer Savings & Time Transactional Time Home Mortgage banking Commercial deposits revenue Other equity Transactional Deposits Recurring Other noninterest consumer income 8% 4% 5% Auto 7% DDA Commercial 7% Commercial payments 24% 29% 8% banking 11% revenue Residential Savings & 48% 11% 34% mortgage Commercial MMDA $224B $4B $174B and industrial 14% Wealth and 2% Capital Commercial asset 23% markets leases management Interest 20% checking 29% 15% Commercial Consumer real estate banking revenue • Diversified origination platforms support • Granular retail deposit opportunity plus • Diversified fee sources – 5 categories more paths to growth within risk appetite strong commercial operational deposit greater than 10% franchise creates stable funding source for • Increasing granularity in commercial loan • Leading recurring relationship fees driving loan growth portfolio – shared national credit returns and resiliency concentration decreases from 44% to 36% • Payments penetration drives higher DDA • Low reliance on overdraft/NSF fees at only of commercial loans concentration: 29% vs. 26% peer median 3% of total fees • High quality CRE portfolio with only 3 bps • High-quality, low-cost deposit base: 1.77% of average NCOs over the last 10 years cost of deposits vs. 1.85% peer median 1 Source: S&P Capital IQ, FactSet, FITB filings and management and CMA filings. Financial data as of June 30, 2025. Totals shown above may not foot due to rounding. Pro forma metrics as of June 30, 2025 and exclude purchase accounting adjustments for illustrative purposes. 7 ibdroot\projects\IBD-NY\burger2025\973442_1\Presentations\05. Investor Presentation\PPT\Express_2.0_v2 - From FITB_v01.pptx Profitability: From strong to stronger 1 1 1 Efficiency ratio Return on average assets ROTCE Adjusted basis Adjusted basis Adjusted basis 200 bps improvement 11 bps improvement 200 bps improvement 2 2 2 2027E 2027E 2027E 2025 LTM 2025 LTM 2025 LTM PF 53% PF 19%+ Peer 8 Peer 8 Peer 8 Peer 8 x Peer 8 55% PF Peer 10 1.3-1.4% Peer 6 x 57% Peer 6 x 17%+ Peer 6 x 18% Peer 3 Peer 6 Peer 10 Peer 8 x 1.2-1.3% Peer 11 x 1.15% Peer 9 Peer 4 Peer 9 Peer 7 Peer 4 Peer 7 Peer 3 Peer 6 Peer 7 Peer 10 Peer 7 Peer 4 Peer 4 Peer 7 Peer 4 Peer 4 Peer 6 Peer 10 Peer 7 Peer 1 Peer 10 Peer 5 Peer 3 Peer 9 Peer 9 Peer 10 Peer 1 Peer 9 Peer 9 Peer 11 Peer 5 Peer 11 Peer 2 Peer 3 Peer 5 Peer 5 Peer 3 Peer 5 Peer 3 Peer 1 Peer 1 Peer 2 Peer 1 Peer 2 Peer 5 Peer 1 1 Source: S&P Capital IQ, FactSet, FDIC, FITB filings and management and CMA filings. Financial data as of June 30, 2025. Pro forma impact is presented for illustrative purposes only. See appendix for Transaction assumptions. Non-GAAP measure: see reconciliation and use of non-GAAP measures on 2 pages 26-28 of the 2Q25 earnings release; Pro forma metrics are based on 2027E consensus estimates and incorporate all transaction adjustments. 8 ibdroot\projects\IBD-NY\burger2025\973442_1\Presentations\05. Investor Presentation\PPT\Express_2.0_v2 - From FITB_v01.pptx Profitability: Fortress position in the Midwest Midwest Top 5 position Michigan The #1 retail deposit franchise in Michigan³ in our Midwest Branch overlap⁴ states and every Comerica Comerica , , 1-mile 31% Fifth Third major MSA¹ ² ³ Fifth Third 3-mile 85% Fifth Third and Comerica customers will have access to approximately 45% and 60% more branches in Michigan, respectively Michigan branch network ($MM) Average deposit per branch in Michigan $146 $96 Competitors FITB/CMA , #2 deposit share across our Midwest states¹ ² Increasing Comerica branches to Fifth Third productivity levels represents a $2+ billion deposit opportunity in Michigan Source: S&P Capital IQ, FactSet, FDIC, FITB filings and management and CMA filings. Branch and deposit data per June 2025 FDIC Summary of Deposits. ¹Based on Midwest states in which we operate; ²Major MSAs include those with $10B+ in deposits on a capped basis (deposits per branch capped at $250MM); ³Rankings are on a capped basis (deposits per branch capped at $250MM); ⁴Percentage of CMA branches in Michigan within specified proximity of a FITB branch. 9 ibdroot\projects\IBD-NY\burger2025\973442_1\Presentations\05. Investor Presentation\PPT\Express_2.0_v2 - From FITB_v01.pptx Growth: Path to top 5 in the best markets in the U.S. Southeast Texas California Loans Deposits Loans Deposits Loans Deposits • Texas $19.2B $31.6B $21.1B $9.2B $27.4B $17.0B • No disruption to Southeast expansion • Opportunity to achieve rapid density with • Fifth Third adds 63 experienced bankers 101 existing Comerica branches plus 150 to Comerica’s Middle Market platform • Fifth Third has already secured 85% of new de novos planned Southeast de novo sites • Comerica’s Tech and Life Sciences • By 2030, Fifth Third will achieve Top 3 vertical combined with Newline’s • Comerica increases Middle Market location share in Dallas, Houston and embedded payments capabilities sales force by 20% 1 Austin creates a differentiated platform for the innovation economy Fifth Third will operate in 17 of the 20 fastest growing large U.S. metro areas² Source: S&P Capital IQ, FactSet, FDIC, J.D. Power, Coalition Greenwich, FITB filings and management and CMA filings. Financial data as of June 30, 2025. ¹Location share based on June 2025 branch counts and management projections for de novo builds; ²MSAs with populations greater than 500,000 ranked by percent population growth (2020-2024) per US Census Bureau. 10 ibdroot\projects\IBD-NY\burger2025\973442_1\Presentations\05. Investor Presentation\PPT\Express_2.0_v2 - From FITB_v01.pptx Growth: A middle market banking powerhouse Comerica Fifth Third Middle Market Salesforce Middle Market Loans ($B) Middle Market Deposits ($B) $47 $55 487 +188% +280% +293% 259 $17 $19 2018 2025 2018 2025 2018 2025 • Deep, relationship driven Middle Market platform serving • Leading payments products in core treasury management and diverse industries across the country an industry leader in embedded payments + • Recognized by Greenwich as Best Bank for Satisfaction with • Broad capital market capabilities, including customer derivatives, Relationship Manager syndications, debt and equity capital markets, and M&A • Proven experience in industry leading specialty verticals, • Award-winning Private Bank with specialized business transition including environmental services, entertainment, and energy advisory teams Source: Coalition Greenwich, FITB filings and management and CMA filings. Financial data as of June 30, 2025. 11 ibdroot\projects\IBD-NY\burger2025\973442_1\Presentations\05. Investor Presentation\PPT\Express_2.0_v2 - From FITB_v01.pptx Growth: Two $1B+ high-growth recurring revenue engines Commercial Payments Wealth and Asset Management Comerica Fifth Third $1B $1B Direct Express Comerica $0.4B $0.4B Fifth Third 2018 2025 2018 2025 Comprehensive Wealth Platform • Over 80% of commercial customers utilize treasury management services Core Treasury • Full service private bank 1 $100B in • Top 5 market share in several product categories • RIA platform AUM • Fifth Third – healthcare and retail • Institutional Managed Services • Comerica – title and escrow and entertainment • $750B in Assets Under Care • Full suite of balance sheet products • Newline – industry leading payments technology platform Embedded Payments • Comerica – real-time payments leader • $10B in loans • $14B in deposits • Simplifies and de-risks conversion for program participants Direct Express Source: S&P Capital IQ, Ernst & Young, FITB filings and management and CMA filings. Financial data as of June 30, 2025. ¹2023 Cash Management Services Survey administered by EY. 12 ibdroot\projects\IBD-NY\burger2025\973442_1\Presentations\05. Investor Presentation\PPT\Express_2.0_v2 - From FITB_v01.pptx Proven expertise to deliver this compelling strategic opportunity Proven integrator – MB Financial Proven organic growth platform 1 1 Chicago retail deposit market share Year 3 average de novo deposits per branch ($MM) $50 • 1 of only 2 large banks to • Built more branches in the $40 8.4% gain share in acquisition Southeast than all but JPM $30 markets post transaction • Getting better as we go – $20 • Achieved 45% MB cost 2024 and 2025 vintages are 8.0% savings target on time highest performers at 160% $10 of target $0 Peer Avg Fifth Third 2018 2025 Proven expense discipline Proven cultural alignment 2Q25 LTM adjusted efficiency ratio² 60.4% • Lowest expense growth • Track record for retaining key leaders from prior bank and over last 5 years fintech acquisitions amongst peers³ • The true test of cultural alignment: Ex-Comerica colleagues 56.7% • Three consecutive are doing well at Fifth Third and vice versa quarters of positive operating leverage Fifth Third Peer Median Source: S&P Capital IQ, FactSet, FDIC, FITB filings and management and CMA filings. Financial data as of June 30, 2025. Branch and deposit data per June 2025 FDIC Summary of Deposits. ¹Market share is on a capped basis (deposits per branch capped at $250mm). 2018 represents FITB and MBFI pro forma market share; ²Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 26-28 of the 2Q25 earnings release; ³Excludes TFC due to the impact of insurance disposition in 2024. 13 ibdroot\projects\IBD-NY\burger2025\973442_1\Presentations\05. Investor Presentation\PPT\Express_2.0_v2 - From FITB_v01.pptx Consistent with our core principles Stability #2 Profitability Growth #1 #3 ✓ Resilient balance sheet✓ NII growth and NIM ✓ Southeast demographics expansion ✓ Strong credit profile✓ Modular, repeatable ✓ Diverse fee mix with high investments ✓ Branch-originated total revenue contribution insured deposits and ✓ Tech-enabled product operational deposits tied ✓ Expense discipline innovation to payments services Delivering on our commitment to be transparent and disciplined for our shareholders 14 ibdroot\projects\IBD-NY\burger2025\973442_1\Presentations\05. Investor Presentation\PPT\Express_2.0_v2 - From FITB_v01.pptx Appendix Future Presenters Meeting Name Month Day, Year 15

ibdroot\projects\IBD-NY\burger2025\973442_1\Presentations\05. Investor Presentation\PPT\Express_2.0_v2 - From FITB_v01.pptx Transaction assumptions • Transaction close on March 31, 2026 General • Fixed exchange ratio of 1.8663x; 100% stock transaction • Fifth Third forecast aligned with consensus estimates • Comerica forecast adjusted for two items not reflected in consensus Forecast assumptions – Recent issuance of preferred stock – Impact of Direct Express conversion; ~$40 million reduction in NII in 2026 and ~$110 million annual impact thereafter • Cost synergies of $850 million pre-tax, equal to ~35% of Comerica’s 2026E operating expenses (grown 5% annually) Synergies – 37.5% realized in 2026 and 100% thereafter • Restructuring charge of $1.3 billion equal to 1.5x fully phased-in cost savings; 100% realized at close in all capital ratios and TBVPS Restructuring • Gross pre-tax credit mark of $806 million (1.15x Comerica’s existing reserve levels), or 1.6% of Comerica’s estimated loans at close Fair value • $1.7 billion rate mark (after-tax) on AFS securities accreted over 8.5 years, and $0.5 billion (after-tax) in other losses (cash flow adjustments¹ hedges and pension plans) in AOCI • $1.3 billion in core deposit intangibles; amortized over 10 years SYD Source: S&P Capital IQ, FactSet, FDIC, FITB filings and management and CMA filings. Financial data as of June 30, 2025. ¹All balance sheet marks are preliminary and subject to change. 16 ibdroot\projects\IBD-NY\burger2025\973442_1\Presentations\05. Investor Presentation\PPT\Express_2.0_v2 - From FITB_v01.pptx Purchase accounting summary Calculation of goodwill & intangibles $MM Tangible book value per share accretion $MM Shares $ per Share Fifth Third Tangible Common Equity at close $14,662 653 $22.46 Merger consideration $10,864 (+) Foregone share repurchases through close 418 8 (+) Common equity issued as consideration 10,864 245 (-) Transaction intangibles (4,648) Comerica tangible book value at close $6,595 (+) Estimated deposit divestiture 2 (-) Fair value adjustments (pre-tax) (103) (-) Restructuring charge (A-T) (949) (+) Net DTA from fair value adjustments 36 Fifth Third pro forma tangible book value at close $20,349 906 $22.47 Adjusted tangible book value at close $6,528 TBVPS accretion Excess over adjusted tangible book value $4,336 $ (including one-time charge at close) $0.01% (including one-time charge at close) 0.1% (-) Core deposit intangible created (1,257) (-) Transaction DTL 312 $ (excluding one-time charge at close) $1.05% (excluding one-time charge at close) 4.7% Goodwill created $3,391 TBVPS accretion based on timing of restructuring charges 4.7% Most conservative 2.3% methodology 0.1% 0% at close 50% at close 100% at close Source: S&P Capital IQ, FactSet, FITB filings and management and CMA filings. Pro forma impact is presented for illustrative purposes only. See page 16 for Transaction assumptions. 17 ibdroot\projects\IBD-NY\burger2025\973442_1\Presentations\05. Investor Presentation\PPT\Express_2.0_v2 - From FITB_v01.pptx Pro forma earnings per share reconciliation ($MM, except per share) 2027E Fifth Third earnings per share (consensus) $4.50 Fifth Third net income (consensus) $2,850 Comerica net income to common (based on management estimates) 681 After-tax transaction adjustments Cost savings $670 Rate mark accretion 281 Intangible amortization (159) Other transaction adjustments 21 Fifth Third pro forma net income $4,344 Pro forma average diluted shares outstanding 888 Fifth Third pro forma earnings per share $4.89 EPS accretion $ $0.39 EPS accretion % 9% Source: S&P Capital IQ, FactSet, FITB filings and management and CMA filings. Pro forma impact is presented for illustrative purposes only. See page 16 for Transaction assumptions. 18